The following is the content of an advertising run by Angel Flight East for the Davlin Philanthropic Fund:

Add a Smile to your Portfolio – 5.5’ by 8.5”

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ADD A SMILE TO YOUR PORTFOLIO

DISCOVER HOW THE DAVLIN PHILANTHROPIC FUND HELPS ANGEL FLIGHT EAST KEEP PATIENTS MOVING.

When you invest in the Davlin Philanthropic Funds, a portion of your mutual fund fee helps Angel Flight East get chronically ill patients the treatment they need.

To learn how to invest, please visit our website at www.DavlinFunds.org or call 1-877-Davlin-8 and make your good investments go further.

SUPPORT ANGEL FLIGHT EAST.

Put Charity ID Number “416” on you application today.

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Davlin Philanthropic Funds

Creating a world of Philanthropists.

Past performance is not indicative of future performance. Investors should consider the investment objectives, risks, and charges and expenses of investing in the Fund carefully before investing. The Fund's Prospectus contains this and other information about the Fund. Prospectuses are available at www.DavlinFunds.org or by contacting us toll-free at 1-877-DAVLIN-8 or 1-877-328-5468. The Prospectus should be read carefully before investing